Income Taxes	9 Months Ended	12 Months Ended
	Sep. 29, 2013	Dec. 30, 2012
Income Tax Disclosure [Abstract]
Income Taxes

9. Income Taxes

The Company’s effective tax rate for the thirty-nine weeks ended September 30, 2012 and September 29, 2013 was 44.2% and 39.3%, respectively. The decrease in the effective tax rate was primarily the result of nondeductible transaction costs for the Sunflower Transaction for the thirty-nine weeks ended September 30, 2012.

In September 2013 the Internal Revenue Service issued final regulations related to tangible property, which govern when a taxpayer must capitalize or deduct expenses for acquiring, maintaining, repairing and replacing tangible property. The regulations are effective for tax years beginning January 1, 2014, however early adoption is permitted. The Company has analyzed the impacts of the tangible property regulations, and has determined it is in compliance with the regulations. The adoption of the regulations will not have a significant effect on the Company’s consolidated financial statements.

18. Income Taxes

Through the April 17, 2011, the Company’s consolidated financial statements reflect a charge for federal and state income taxes as if Henry’s had been subject to tax on a separate company basis during the periods presented. Subsequent to April 17, 2011, the Company’s (provision) benefit for income taxes is based on the new tax return filing group.

During the period from April 17, 2011 until the corporate conversion, the Company had elected to be taxed as a corporation for income tax purposes.

Income Tax (Provision) Benefit

Income tax (provision) benefit consists of the following:

	Year Ended
	January 2, 2011	January 1, 2012	December 30, 2012
U.S. Federal—current	$(153)	$(1,433)	$(309)
U.S. Federal—deferred	(2,396)	17,496	(12,687)

U.S. Federal—total	(2,549)	16,063	(12,996)

State—current	(853)	(588)	(1,105)
State—deferred	82	2,256	(1,166)

State—total	(771)	1,668	(2,271)

Total (provision) benefit	$(3,320)	$17,731	$(15,267)

Tax Rate Reconciliation

Income tax (provision) benefit differed from the amounts computed by applying the U.S. federal income tax rate to pretax income as a result of the following:

	Year Ended
	January 2, 2011	January 1, 2012	December 30, 2012
Federal statutory rate	34.00%	35.00%	35.00%
Increase in income taxes resulting from:
State income taxes, net of federal benefit	6.22	4.03	5.17
Nondeductible transaction costs	—	—	3.38
Other, net	0.36	0.22	0.36

Effective tax rate	40.58%	39.25%	43.91%

Deferred Taxes

Significant components of the Company’s deferred tax assets and deferred tax liabilities are as follows:

	As Of
	January 1, 2012	December 30, 2012
Deferred tax assets
Employee benefits	$6,911	$13,731
Net operating loss carryforwards and tax credits	13,386	10,945
Lease related	41,192	54,798
Other accrued liabilities	5,809	5,048
Intangible assets	26,331	17,917
Inventories and other	151	1,401

Total gross deferred tax assets	93,780	103,840
Deferred tax liabilities
Depreciation and amortization	(34,653)	(56,670)

Total gross deferred tax liabilities	(34,653)	(56,670)

Net deferred tax asset	$59,127	$47,170

A valuation allowance is established for deferred tax assets if it is more likely than not that these items will either expire before the Company is able to realize their benefits, or that the realization of future deductions is uncertain.

Management performs an assessment over future taxable income to analyze whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company has evaluated all available positive and negative evidence and believes it is probable that the deferred tax assets will be realized and has not recorded a valuation allowance against the Company’s deferred tax assets as of January 1, 2012 and December 30, 2012.

At January 1, 2012 and December 30, 2012, the Company has approximately $36.1 million and $28.4 million of federal net operating loss carryforwards, respectively, which are available to offset future federal taxable income 2028 through 2031. The Company has net operating loss carryforwards for state income tax purposes of $11.2 million and $7.8 million as of January 1, 2012 and December 30, 2012, respectively, which are available to offset future state taxable income 2013 through 2031. The utilization of certain of the Company’s net operating loss carryforwards may be limited in a given year. The Company has alternative minimum tax credits of $0.5 million which are available to offset future income taxes. These credits have no expiration date.

Federal tax laws impose restrictions on the utilization of net operating loss carryforwards and tax credit carryforwards in the event of an “ownership change,” as defined by federal income tax code. Such an ownership change occurred on May 29, 2012, concurrent with the acquisition of Sunflower. The Company’s ability to utilize net operating loss carryforwards and tax credit carryforwards is subject to restrictions pursuant to these provisions. Utilization of the federal net operating loss and tax credits will be limited annually and any unused limitation in a given year may be carried forward to the next year.

The Company applies the authoritative accounting guidance under ASC 740 for the recognition, measurement, classification and disclosure of uncertain tax positions taken or expected to be taken in a tax return.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows:

	As Of
	January 2, 2011	January 1, 2012	December 30, 2012
Beginning balance	$204	$307	$—
Additions based on tax positions related to the current year	307	—	150
Reductions for tax positions of prior years	(204)	(307)	—

Net deferred tax asset (liability)	$307	$—	$150

At January 2, 2011 and December 30, 2012 the Company had unrecognized tax benefits of $0.3 million and $0.2 million (tax effected) that would impact the effective tax rate if recognized.

The Company’s policy is to recognize accrued interest and penalties as a component of income tax expense.

The Company anticipates an increase in the total amount of unrecognized tax benefits during the next twelve months related to depreciation for transaction cost allocation in the amount of $0.2 million.

The Company files income tax returns with federal and state tax authorities within the United States. The statute of limitations remains open for federal and state income tax examinations for the tax year 2011. The statute of limitations remains open for Sunflower’s pre-merger federal tax returns for 2010 through 2012 and state tax returns for 2007 through 2012.